UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2022

HNR ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Delaware	6770	85-4359124
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, TX 77098

(Address of Principal Executive Offices) (Zip Code)

(713) 834-1145

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	HNRAU	NYSE American
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 10, 2022, HNR Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 8,625,000 of its public units (“Public Units”). Each Public Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), and one warrant (“Warrant”), with each Warrant entitling the holder to purchase three quarters of one share of Common Stock at a price of $11.50 per share. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $86,250,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 505,000 private units (“Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $5,050,000, to HNRAC Sponsors LLC, the Company’s sponsor. The Private Units are identical to the Public Units sold in the IPO, except that the Private Units cannot be transferred except to certain permitted transferees until 30 days after the completion of our initial business combination and holders of Private Units (and their constituent securities) are entitled to registration rights.

An audited balance sheet as of February 15, 2022 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit Description

Exhibit No.	Description
99.1	Audited Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2022

HNR ACQUISITION CORP

By:	/s/ Donald Goree
	Name:	Donald Goree
	Title:	Chief Executive Officer

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